

LAREDO
PETROLEUM

Corporate Presentation
August 2015

Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "resource potential", "estimated ultimate recovery", "EUR", "development ready", "horizontal commerciality confirmed", "horizontal commerciality not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. Unproved reserves refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, or EUR, refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

High-Quality Contiguous Acreage

- 179,713 Gross/149,921 net acres[1]
- ~4.3 billion barrels of resource potential on >7,700 identified locations
- ~3,200 operated Development Ready Hz locations with >90% average WI
- ~95% average WI in operated wells[1]
- Current drilling plan preserves core acreage position


HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold

Contiguous acreage with high working interest enables Laredo to achieve operational efficiencies by leveraging data, infrastructure and maximizing resource recovery

[1] As of 6/30/15

Divestiture of Non-Strategic Properties

- Recently announced agreement to sell non-strategic properties
  - Expected to close September 2015
- ~5,882 net acres
  - Primarily non-operated
- Sales proceeds of ~$65 million[1]
- Proceeds utilized to fund 11-well project on Reagan North Corridor
  - Leverages LMS infrastructure
  - 10,000' laterals targeting Upper and Middle Wolfcamp
  - Locations selected utilized the Earth Model



MARTIN
HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold
Divested Leasehold

[1] Subject to customary closing conditions

2014 Reserve Summary



Permian Year-End Reserves[1]
MMBOE
350
300
250
200
150
100
50
0
~35% CAGR
YE-11
YE-12
YE-13
YE-14
Developed
Undeveloped



MMBOE
350
300
250
200
150
100
50
0
247
32
82
297
Total Proved Reserves YE-2014 (2-stream)
Natural Gas Reserves Reduced in Processing (Shrink)
NGL Reserves Uplift from Processing (Yield)
Total Proved Reserves YE-2014 (3-stream)



Oil
NGL
Natural Gas
25%
47%
28%

[1] *Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf. Annual reserve volumes prior to 2014* have been converted to 3-stream using an 18% uplift

2015 Estimated Production Growth



50
45
40
35
30
25
20
15
10
5
0
MBOE/D
2011
2012
2013
2014
2015P
~26% CAGR
~17% - 19% Growth
Avg. Daily Production¹
Estimated Avg. Daily Production²

[1] Quarterly production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 quarterly results have been converted to 3-stream using actual gas plant economics

[2] Based on midpoint of guidance of 16.1 MMBOE – 16.5 MMBOE for full-year 2015

Identified Resource Potential



4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
MMBOE
> 4.3 BBOE
Total Proved¹ (12/31/14)
Development² Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
Total Resource Potential

Approximately 4.3 billion barrels of resource potential from an inventory of ~7,700 low-risk drilling locations

[1] Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf
[2] Additional development ready resource not already included in Total Proved reserves

Developing to Maximize NPV



4,500 gross ft of prospective zones
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

Laredo is focused on developing the entire resource and maximizing operational efficiency by drilling stacked laterals on multi-well pads and concentrating facilities along production corridors

Not to scale

Efficient Development of the Entire Resource

Stacked Lateral Multi-Well Pads

	Four-stacked	Three-stacked	Two-stacked
# of pads completed	2	11	23

87 wells total[1]


Lateral
spacing
660 ft.

As of Q2 '15, Laredo has completed 87 wells on 36 multi-well pads

Horizontal Wells on Multi-Well Pads	
2013	13
2014	56
2015	18

- Average cost savings on a multi-well pad ~$400K / well
- Reduces cycle-time
- Reduces surface footprint

Laredo capitalizes on its large contiguous land position to be extremely efficient on surface footprint to develop all zones

[1] Independent wellbores

Best Composite Well: Cline Example



Cline – Best Composite Well
Measured depth (feet)
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000
14,000
15,000
16,000
17,000
18,000
0 5 10 15 20 25 30 35 40 45 50 55 60
Days
2013
2014
2015

Composite well goals

- Continuous improvement
- Identification of best practices
- Implementation of best practices

Composite well process

- Well divided into key sections
- Best performance key sections identified
- Best practices identified
  - Operational practices
  - Operating parameters
- Lessons learned applied to future wells
  - Incorporated in well plans
  - Weekly meetings/discussions
  - Operating parameter Monitoring

Substantial Reduction in Drill Times (Cline Example)



Days vs. Depth
Depth (feet)
0
5,000
10,000
15,000
20,000
2013
2014
2015
= Average
= Best Composite
30% Reduction
25% Reduction
+900' MD
32 days
45.5 days
24 days
32 days
15 days
24 days
Days
Days
Days

Well Cost Evolution (7,500' Laterals)



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$ MM
9.3
9.1
7.8
7.1
6.9
6.5
6.6
6.2
6.5
6.1
6.3
5.9
Service Cost Reduction & Efficiency Gains
Bar extensions reflect single well pad
2013
2015
Cline
Lower Wolfcamp
Middle Wolfcamp
Upper Wolfcamp

Contiguous Acreage Enables Efficient Development

Centralization of infrastructure provides benefits of ~$1.2 MM per well


HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Regan North development program
LPI leasehold



A four-well completion requires[1]:

- 1,000,000 barrels of water in two weeks
- Takeaway capacity for ~82,500 BOE per month during peak production
- Takeaway capacity for ~93,000 barrels of water per month during peak production

[1] Assumes two 7,500' Upper Wolfcamp and two 7,500' Middle Wolfcamp horizontal wells

Infrastructure Integrated with Complete Development Plan



Oil Gathering Station
Oil Takeaway Pipeline Plains to Midland
Oil Gathering Line
Gas Lift Compression Facility
Oil Takeaway Pipeline Medallion to Colorado City
Gas Gathering Line
Rig Fuel Line
Water Recycling Facility
Gas Takeaway Pipeline

Production corridors leverage Laredo's resource concentration and contiguous acreage base to facilitate efficient development of the entire resource

Production Corridor Status


GLASSCOCK
1
2
3
4
LPI producing wells
Production corridor
LPI leasehold

1 JE Cox/Blanco Corridor

- Crude Gathering:
  - In service
- Water:
  - In service and connected to water recycle facility
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

2 Lacy Creek Corridor

- Crude Gathering:
  - Under review
- Water:
  - Under review
- Gas:
  - Low-pressure gas gathering in service
  - Rig fuel line in service
  - Gas lift supply from EnLink lean gas pipeline in service

3 Reagan North Corridor

- Crude Gathering:
  - In service
- Water:
  - Lines constructed to recycle facility
  - Recycle facility in service
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

4 Reagan South Corridor

- Crude Gathering:
  - In service
- Water:
  - Lines constructed to 3rd- party SWD
  - Expected in service date 3Q-15
- Gas:
  - All lines (gathering, gas lift & rig fuel) and compression facility in service

Reagan North Corridor

Per well estimated benefits of corridor investment (capital savings, LOE savings and price uplift)

Natural gas for rig fuel, displaces higher cost diesel	$37,500
Approximately 40% total investment pays out before well is even producing	
Flowback and produced water savings over life of well	$253,000
85% of savings in initial flowback of load water used in completion	
Per well payout occurs at <25% load recovery	
Natural gas for gas lift for first 3 years of well life	$81,000
Crude oil gathering price uplift to LPI over life of well	$356,250
Crude oil gathering revenue to LMS over life of well	$281,250
Reduced gas gathering expense over life of well	$225,000
Total estimated benefit of Reagan North Production Corridor *for each well*	$1,234,000

$553 million in total estimated benefits from investment of $44 million

Lease Operating Expenses (LOE)



PUMPER 9%
SUPERVISION 2%
COMPRESSION 6%
CHEMICALS 6%
FUEL & ELECTRICITY 6%
WATER HANDLING & DISPOSAL 15%
LEASE MAINTENANCE LABOR 9%
LEASE MAINT. SUPP & EQUIP 6%
ROADS & LOCATIONS 0%
WELL SERVICE LABOR 17%
WELL SERVICE (EQUIP) 2%
MISC. 15%
WELL WORK (WOE) 7%

Current Expense Breakdown

Realizing LOE Annualized Savings

Water:	Expanding water management infrastructure
Power:	Replacing generators with the grid in new areas
Compression:	Well pad compressors to centralized compression
Automation:	Bringing SCADA management "in-house"

Lease Maintenance Labor:

	Roustabout gang efficiency/management
	Per gang service cost reduction
Well Service:	Rig cost reduction
Chemicals:	Bidding – expect significant cost reduction



FUEL & ELECTRICITY
WELL SERVICE LABOR
WATER HANDLING & DISPOSAL
CHEMICALS
COMPRESSION
LEASE MAINT. LABOR
MISC.
-42%
-40%
-40%
-34%
-22%
-21%
-7%

Enhancing Well Returns[1,2]



50%
40%
30%
20%
10%
0%
Returns
2013 Upper Wolfcamp
2015 UWC 7,500'
2015 UWC 10,000'
2015 UWC 10,000' (Pad)
2015 UWC 10,000' (Pad, -10% D&C)

Capital efficiency gains from drilling longer laterals, cost savings from multi-well pad drilling and additional service cost savings can generate well economics in this commodity price environment that rival the returns from a higher oil price environment

[1] *2013 returns reflect $90 oil and $3.75 natural gas*
[2] *2015 returns reflect $50 oil and $3.00 natural gas*

Earth Model Objectives

- Standard Wellbore (1)
- Select Landing Point (2)
- Geosteering (stay in zone) (3)
- Frac Design & Spacing (4)
- Frac Barrier (5)
- Lateral Length (6)



2
3
4
6
5
1

Earth Model potential to optimize development & increase value

3D Production Attribute


Fluid / Stress
Brittleness
Storage
Fracturing
Lithology
0
30K
60K
90-day Cumulative Oil (BO)

Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production

Earth Model Economic "Uplift" Implications

7,500' Upper Wolfcamp Multi-Well Pad Type Curve



50%
40%
30%
20%
10%
ROR %
Earth Model Potential
ROR uplift
Type Curve
90%
100%
110%
120%
EUR Uplift

- Anticipate that the Earth Model will be utilized to select the landing point and geosteer for 90% of 2015 horizontal wells
- Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production
- 10% increase in EUR increases ROR by ~25%, from ~26% to ~33%

[1] *Forward strip price deck, as of 4/1/2015*

Colorado City Hub – Enhanced Liquidity

- Colorado City is an important trading hub for Permian crude oil
  - Over 1.7 million BOPD capacity
  - Avoids the congestion between Midland and Colorado City
  - Provides access to both the Midwest and US Gulf Coast refinery markets
- In 2013 partnered with Medallion to build 88-mile crude oil pipeline to Colorado City
  - LMS is a 49% partner in the Medallion pipeline system
  - LMS is also a firm shipper for 30,000 BOPD* on the pipeline


GAINES
DAWSON
BORDEN
SCURRY
FISHER
ANDREWS
MARTIN
HOWARD
MITCHELL
NOLAN
GLASSCOCK
ECTOR
MIDLAND
STERLING
COKE
UPTON
REAGAN
IRION
Colorado City hub
Medallion pipelines
LPI leasehold

*10,000 BOPD in 2015, ramping up to 30,000 BOPD by 2017.

Medallion Crude Oil System Overview

- **Wolfcamp Connector:**
  - ~60 miles of 12"
  - Capacity: ~140,000 BOPD
  - Active October 2014
- **Reagan Extension:**
  - ~53 miles of 4" – 10"
  - Capacity: up to ~90,000 BOPD
  - Active October 2014
- **Midkiff Lateral:**
  - ~95 miles of 4" – 12"
  - Capacity: up to ~150,000 BOPD
  - In-service March 2015
- **Santa Rita Lateral:**
  - ~28 miles of 4" – 10"
  - Capacity: up to ~90,000 BOPD
  - In-service March 2015
- **Howard and Martin County Extensions under construction**

Medallion pipeline system now >400 miles with >290,000 net acres dedicated to system and >1.1 million acres either under AMI or supporting firm commitments on the pipeline



DAWSON
BORDEN
SCURRY
FISHER
Centurion
Basin
COLORADO CITY HUB
MARTIN
HOWARD
MITCHELL
Bridgetex
PE II
NOLAN
GLASSCOCK
MIDLAND
GARDEN CITY STATION
STERLING
COKE
MIDKIFF STATION
REAGAN STATION
UPTON
REAGAN
SANTA RITA STATION
IRION
Longhorn Pipeline
CROCKETT
Legend
MEDALLION FACILITIES
HOWARD CO EXT
MARTIN CO EXT
MIDKIFF LATERAL
REAGAN EXTENSION
SANTA RITA LATERAL
WOLFCAMP CONNECTOR
LMS CRUDE STATION
LMS CRUDE OIL
LAREDO LEASEHOLD

Medallion 2015 Forecast



Projected Volumes
BOPD
120,000
100,000
80,000
60,000
40,000
20,000
0
1Q 2015(act)
2Q 2015(act)
3Q 2015(est)
4Q 2015(est)
Laredo
Third-parties



Cumulative Estimated Net Cash Flow to LPI
Cumulative Cash Flow
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
3M 2015(act)
6M 2015(act)
9M 2015(est)
12M 2015(est)

Third-party volume growth driven by continued expansions of the pipeline system and the optionality provided by the redelivery options on the system

Total estimate 2015 LMS net cash flow from the Medallion pipeline of >$10 MM

Financial Flexibility to Enhance Value to Stakeholders

- Decreased total debt ~$675 MM[1]
- Reduced annual interest payment ~$40 MM
- Extended first maturity to seven years
- Reduced weighted-average cost of long-term notes to 6.5%: ⬇110 bps
- Increased liquidity to ~$933 MM[2]



Borrowing Base
$ MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14
11/14
5/15



Debt Maturities Summary
$MM
$1,500
$1,000
$500
$0
$1,000
$950
5.625%
7.375%
$350
6.25%
2015
2016
2017
2018
2019
2020
2021
2022
2023
Revolver (Drawn)
Revolver (Undrawn)
Senior Notes

[1] Since 1/1/15
[2] As of 6/30/15

Cash Flow Underpinned With Hedges


Oil
BO/D
25,000
20,000
15,000
10,000
5,000
0
$80.99
Floor
$77.25
Floor
$77.22
Floor
2H-2015
2016
2017
Hedged Volumes


Natural Gas/NGL
MMBtu/D
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$3.00
Floor
$3.00
Floor
$3.00
Floor
2H-2015
2016
2017
Hedged Volumes

Peer Leading Hedging Program


Hedging Benefit per Barrel of Oil
Uplift per Barrel of Oil Sold[1]
$35
$30
$25
$20
$15
$10
$5
$0
2H-2015
2016
LPI
Peer Avg.

Laredo's hedging program produced approximately $110 million of cash flow in the first six months of 2015

[1] Assumes oil price of $50 per barrel in 2015 and $53 per barrel in 2016
[2] Peer average includes AREX, FANG, PE, PXD and RSPP

2015 Guidance

	3Q-2015	4Q-2015	FY-2015
Production (MMBOE)	3.9 – 4.1	3.7 – 3.9	16.1 – 16.5
Crude oil % of production	~46%	~46%	~47%
Natural gas liquids % of production	~26%	~26%	~25%
Natural gas % of production	~28%	~28%	~28%
Price Realizations (pre-hedge):			
Crude oil (% of WTI)	~88%	~88%	~87%
Natural gas liquids (% of WTI)	~22%	~22%	~22%
Natural Gas (% of Henry Hub)	~70%	~70%	~70%
Operating Costs & Expenses:			
Lease operating expenses ($/BOE)	$6.25 - $7.25	$6.50 - $7.50	$6.50 - $7.50
Midstream expenses ($/BOE)	$0.40 - $0.50	$0.40 - $0.50	$0.40 - $0.50
Production and ad valorem taxes (% of oil and gas revenue)	7.75%	7.75%	7.75%
General and administrative expenses ($/BOE)	$5.75 - $6.75	$5.75 - $6.75	$5.50 - $6.50
Depletion, depreciation and amortization ($/BOE)	$15.50 - $16.50	$15.50 - $16.50	$16.00 - $17.00

Appendix



Building an Extensive Technical Database

- Technical database consisting of whole cores, sidewall cores, single-zone tests, open-hole logs, 3D seismic and production logs
- Provides the building blocks for identification of resource potential and horizontal locations
- Majority of technical database attributes are proprietary to Laredo's acreage
- Timing of data acquisition is integral to data quality

Comprehensive technical database integrated with 3D seismic enables Laredo to successfully identify where to locate and position wells across multiple horizons to maximize value



HOWARD
STERLING
GLASSCOCK
TOM GREEN
IRION
Whole core
Production log
LPI microseismic
Dipole sonic log
Petrophysical log
3D seismic
LPI leasehold

Regional Cross-Section



1
2
3
4
5
6
7
8
9
10
North
South
Upper Spraberry
Lower Spraberry
UWC
MWC
LWC
Canyon
Cline
Strawn
ABW
500'



1
2
3
4
5
6
7
8
9
10
10 MILES

Flattened on the Middle Wolfcamp

- GAMMA RAY

- Stock Tank Original Oil in Place (STOOIP)*

STOOIP TOTALS	292 MMBO	254 MMBO	305 MMBO	302 MMBO	320 MMBO	322 MMBO	272 MMBO	352 MMBO	354 MMBO	279 MMBO

Contiguous thick stratigraphic section from Spraberry through ABW interval indicated by geologic cross-section

ABW – Atoka, Barnett & Woodford

*STOOIP CURVES CALCULATED WITH 50' HEIGHT

$$MMSTOOIP = \frac{7758 * Phie * (1-Sw) * h * 640ac}{Bo} \Big/ 1,000,000$$

Land Position Chronology

EXPLORATION → DELINEATION → DEVELOPMENT

2008	2010	2012	2015



Howard
Glasscock
Sterling
Reagan
Irion
LPI leasehold
Buy outline

~15,000 Net Acres	~50,000 Net Acres	~140,000 Net Acres	~149,000 Net Acres[1]

Primary objective has always been to build contiguous acreage positions in the best part of the basin

[1] As of 3/31/15

Wolfcamp Inventory[1]

Formation/Zone	Development Ready	Hz Commerciality Confirmed	Hz Commerciality Not Confirmed
Upper Wolfcamp	828	36	637
Middle Wolfcamp	807	36	721
Lower Wolfcamp	813	36	722
Total	2,448	108	2,080

Formation/Zone	LPI Operated Hz Wells
Upper Wolfcamp	81
Middle Wolfcamp	33
Lower Wolfcamp	23
Total	137


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Wolfcamp Hz well
Wolfcamp (all zones)
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

Cline Inventory[1]

Formation/Zone	Development Ready	Hz Commerciality Confirmed	Hz Commerciality Not Confirmed
Cline	1,223	182	161

Formation/Zone	LPI Operated Hz Wells
Cline	52


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Hz Cline well
Cline
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

Canyon Inventory[1]

Formation/Zone	Development Ready	Hz Commerciality Confirmed	Hz Commerciality Not Confirmed
Canyon	311	593	686

Formation/Zone	LPI Operated Hz wells
Canyon	2


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI Hz Canyon well
Canyon
Development Ready
Hz Commerciality Confirmed
Hz Commerciality Not Confirmed
LPI leasehold

[1] As of 4/13/15

Upper Wolfcamp 7,500' Type Curve

- **EUR: 850 MBOE (45% oil)**
- **180-day cumulative: 91 MBOE (60% oil)**
- **68 UWC wells operated by LPI included in 7,500' type curve normalized production**
- **PUDs booked: 153 locations**
- **Total Development Ready: 828 locations[2]**



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
0
60
120
180
240
300
360
Days on Production
Normalized Production[1]
Type Curve



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized Production[1]
Type Curve

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.*
[2] *Total Development Ready locations includes PUDs*

Middle Wolfcamp 7,500' Type Curve

- **EUR: 750 MBOE (50% oil)**
- **180-day cumulative: 80 MBOE (61% oil)**
- **27 MWC wells operated by LPI included in 7,500' type curve normalized production**
- **PUDs booked: 34 locations**
- **Total Development Ready: 807 locations[2]**



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
0
60
120
180
240
300
360
Days on Production
Normalized Production¹
Type Curve



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized Production¹
Type Curve

[1] Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.
[2] Total Development Ready locations includes PUDs

Lower Wolfcamp 7,500' Type Curve

- **EUR: 700 MBOE (45% oil)**
- **180-day cumulative: 80 MBOE (55% oil)**
- **26 LWC wells operated by LPI included in 7,500' type curve normalized production**
- **PUDs booked: 45 locations**
- **Total Development Ready: 813 locations[2]**



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
0
60
120
180
240
300
360
Days on Production
Normalized Production¹
Type Curve



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized Production¹
Type Curve

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 6/30/15.*
[2] *Total Development Ready locations includes PUDs*

Cline 7,500' Type Curve

- EUR: 725 MBOE (50% oil)
- 180-day cumulative: 96 MBOE (55% oil)
- 16 Cline wells operated by LPI included in 7,500' type curve normalized production
- PUDs booked: 24 locations
- Total Development Ready: 1,223 locations[2]



Cumulative Production (BOE)
200,000
160,000
120,000
80,000
40,000
0
0
60
120
180
240
300
360
Days on Production
Normalized Production¹
Type Curve



BOE/D
1,000
100
10
1
12
24
36
48
60
Months
Normalized Production¹
Type Curve

[1] Data includes horizontal wells with lateral lengths > 6,000' and 24 stages. As of 6/30/15.
[2] Total Development Ready locations includes PUDs

10,000' Lateral Type Curves


Upper Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production¹
Type Curve
0
500
1,000
1,500
Days


Middle Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production¹
Type Curve
0
500
1,000
1,500
Days


Cline
10,000
1,000
100
10
1
BOE/D
Normalized Production¹
Type Curve
0
500
1,000
1,500
Days

	Upper Wolfcamp	Middle Wolfcamp	Cline
Lateral Length	~10,000'	~10,000'	~10,000'
EUR (MBOE)	1,110	1,000	1,000
Well Count	9	5	5
Frac Stages	33	32	33

Oil Hedges

Open Positions As of June 30, 2015 [1]	2H-2015	2016	2017	Total
OIL [2]				
Puts:				
Hedged volume (Bbls)	228,000	-	-	228,000
Weighted average price ($/Bbl)	$75.00	$ -	$ -	$75.00
Swaps:				
Hedged volume (Bbls)	336,000	1,573,800	-	1,909,800
Weighted average price ($/Bbl)	$96.56	$84.82	$ -	$86.89
Collars:				
Hedged volume (Bbls)	3,283,760	3,654,000	2,628,000	9,565,760
Weighted average floor price ($/Bbl)	$79.81	$73.99	$77.22	$76.88
Weighted average ceiling price ($/Bbl)	$95.41	$89.63	$97.22	$93.70
Total volume with a floor (Bbls)	**3,847,760**	**5,227,800**	**2,628,000**	**11,703,560**
Weighted average floor price ($/Bbl)	**$80.99**	**$77.25**	**$77.22**	**$78.47**
NYMEX WTI to Midland Basis Swaps:				
Hedged volume (Bbls)	1,840,000	-	-	1,840,000
Weighted average price ($/Bbl)	$ 1.95	$ -	$ -	$1.95

[1] Updated to reflect hedges placed through 8/5/15
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

Natural Gas Hedges

Open Positions As of June 30, 2015 [1]	2H-2015	2016	2017	Total
NATURAL GAS [2]				
Collars:				
Hedged volume (MMBtu)	14,384,000	18,666,000	5,475,000	38,525,000
Weighted average floor price ($/MMBtu)	$3.00	$ 3.00	$3.00	$3.00
Weighted average ceiling price ($/MMBtu)	$5.96	$ 5.60	$4.00	$5.51
Total volume with a floor (MMBtu)	**14,384,000**	**18,666,000**	**5,475,000**	**38,525,000**
Weighted average floor price ($/MMBtu)	**$3.00**	**$3.00**	**$3.00**	**$3.00**

[1] Updated to reflect hedges placed through 8/5/15
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.

Two-Stream to Three-Stream Conversions

			1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	Production (2-Stream)						
	BOE/D		27,041	28,653	32,970	39,722	32,134
		% oil	58%	58%	59%	60%	59%
	Production (3-Stream)						
	BOE/D		32,358	33,829	38,798	46,379	37,882
		% oil	49%	49%	50%	51%	50%
Realized Pricing	2-Stream Prices						
	Gas ($/Mcf)		$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices						
	Gas ($/Mcf)		$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)		$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	2-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)		$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)		$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)		$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)		$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)		$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)		$17.03	$17.23	$17.91	$18.72	$17.83